UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        April 27, 2006 (April 27, 2006)


                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


        Nevada                         000-10999                 59-2025386
        ------                         ----------                ----------
     (State or other              (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)



                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      On April 27, 2006, Composite Technology Corporation gave the attached presentation at its Special Meeting of Shareholders held at 2026 McGaw Avenue, Irvine, California 92614 commencing at 11:00 a.m.

      The information in this Current Report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

      99.1 Presentation of Composite Technology Corporation, dated April 27,
2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPOSITE TECHNOLOGY CORPORATION
                                (Registrant)


Date: April 27, 2006            By: /s/ Benton H Wilcoxon
                                    -----------------------------------
                                    Benton H Wilcoxon
                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

99.1              Presentation of Composite Technology Corporation, dated
                  April 27, 2006